Exhibit 99.1

EARNINGS RELEASE

CONTACT

Rob Anderson

Chief Financial Officer and Chief Administrative Officer

(615) 732-6470

CAPSTAR FINANCIAL HOLDINGS, INC. ANNOUNCES SECOND QUARTER 2017 RESULTS

NASHVILLE, TN, July 27, 2017/GlobeNewswire/ -- CapStar Financial Holdings, Inc. (“CapStar”) (NASDAQ:CSTR) reported a net loss of $3.34 million, or $0.26 per share on a fully diluted basis, for the three months ended June 30, 2017, compared to net income of $2.48 million, or $0.23 per share on a fully diluted basis, for the three months ended June 30, 2016.  The net loss for the quarter was primarily attributable to the charge off and costs associated with one borrowing relationship, which impacted pretax earnings by $9.7 million.

“CapStar’s organic growth remains strong,” said Claire W. Tucker, CapStar’s president and chief executive officer.  “Comparing performance in the second quarter of 2017 to the same period in 2016, pre-tax pre-provision income increased 31% to $5.0 million from $3.8 million.  Our otherwise strong quarterly performance was overshadowed by deterioration in one non-performing relationship that we discussed previously in connection with our first quarter results, which led to a charge off of the relationship’s existing loan balance.  We believe that our existing risk management processes and credit infrastructure provide a solid framework for sound asset quality.  We are consistently focused on delivering strong operating and financial results, and we remain committed to achieving our stated goal of a 1% ROAA by the end of 2018.”

Soundness

•	The allowance for loan losses represented 1.25% of total loans at June 30, 2017 compared to 1.18% at June 30, 2016.

•	Non-performing assets as a percentage of total loans and other real estate owned was 0.32% at June 30, 2017 compared to 0.66% at June 30, 2016.

•	Annualized net charge-offs totaled 4.38% for the three months ended June 30, 2017 compared to 0.01% for the same period in 2016.

•	The total risk based capital ratio increased to 11.51% at June 30, 2017 compared to 10.67% at June 30, 2016.

Profitability

•	Return on average assets ("ROAA") for the three months ended June 30, 2017 was -0.96% compared to 0.80% for the same period in 2016.

•	Return on average equity ("ROAE") for the three months ended June 30, 2017 was -9.39% compared to 8.85% for the same period in 2016.

•	The net interest margin (“NIM”) for the three months ended June 30, 2017 was 3.15% compared to 3.09% for the same period in 2016.

•	The efficiency ratio for the three months ended June 30, 2017 was 62.1% compared to 67.6% for the same period in 2016.

“While we are disappointed with the credit impact on our bottom-line performance, there are several positives from our quarterly performance,” said Rob Anderson, chief financial officer and chief administrative officer of CapStar.  “Our net interest margin expanded 6 basis points, loan growth was up 18%, DDA & NOW deposits increased 14%, and noninterest income benefited from loan sales in our Tri-Net line of business.  Absent the credit charges, the operating performance of the company met our internal expectations for the quarter.”

Growth

•	Average total assets for the quarter ended June 30, 2017 increased 11.7%, to $1.39 billion, compared to $1.25 billion for the same period in 2016.

•	Average gross loans for the quarter ended June 30, 2017 increased 17.7%, to $1.03 billion, compared to $874.0 million for the same period in 2016.

•	Average total deposits for the quarter ended June 30, 2017 increased 1.7%, to $1.11 billion, compared to $1.09 billion for the same period in 2016.

•	Average Demand and NOW deposits for the quarter ended June 30, 2017 increased 13.9%, to $531.6 million, compared to $466.7 million for the same period in 2016.

Conference Call and Webcast Information

CapStar will host a conference call and webcast at 9:00 a.m. Central Time on Friday, July 28, 2017. During the call, management will review the second quarter results and operational highlights. Interested parties may listen to the call by dialing (844) 412-1002. The conference ID number is 50968047. A simultaneous webcast may be accessed on CapStar’s website at ir.capstarbank.com by clicking on “News & Events”. An archived version of the webcast will be available in the same location shortly after the live call has ended.

About CapStar Financial Holdings, Inc.

CapStar Financial Holdings, Inc. is a bank holding company headquartered in Nashville, Tennessee, and operates primarily through its wholly owned subsidiary, CapStar Bank, a Tennessee-chartered state bank.  CapStar Bank is a commercial bank that seeks to establish and maintain comprehensive relationships with its clients by delivering customized and creative banking solutions and superior client service.  As of June 30, 2017, on a consolidated basis, CapStar had total assets of $1.4 billion, gross loans of $996.6 million, total deposits of $1.1 billion, and shareholders’ equity of $138.0 million.  Visit www.capstarbank.com for more information.

Forward-Looking Statements

Certain statements in this earnings release are forward-looking statements that reflect CapStar’s current views with respect to, among other things, future events and CapStar’s financial and operational performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “aspire,” “achieve,” “estimate,” “intend,” “plan,” “project,” “projection,” “forecast,” “roadmap,” “goal,” “target,” “would,” and “outlook,” or the negative version of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about CapStar’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond CapStar’s control. The inclusion of these forward-looking statements should not be regarded as a representation by CapStar or any other person that such expectations, estimates and projections will be achieved. Accordingly, CapStar cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although CapStar believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause CapStar’s actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, any factors identified in this earnings release as well as those factors that are detailed from time to time in CapStar’s periodic and current reports filed with the Securities and Exchange Commission, including those factors included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 under the headings “Item 1A. Risk Factors” and “Cautionary Note Regarding Forward Looking Statements” and in the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.  If one or more events related to these or other risks or uncertainties materialize, or if CapStar’s underlying assumptions prove to be incorrect, actual results may differ materially from our forward-looking statements. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this earnings release, and CapStar does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for CapStar to predict their occurrence or how they will affect CapStar.

Non-GAAP Disclaimer

This earnings release includes the following financial measure that was prepared other than in accordance with generally accepted accounting principles in the United States (“non-GAAP financial measure”): pre-tax, pre-provision income. This non-GAAP financial measure (i) provides useful information to management and investors that is supplementary to CapStar’s financial condition, results of operations and cash flows computed in accordance with GAAP, (ii) enables a more complete understanding of factors and trends affecting CapStar’s business, and (iii) allows investors to evaluate CapStar’s performance in a manner similar to management, the financial services industry, bank stock analysts and bank regulators; however, CapStar acknowledges that this non-GAAP financial measure has a number of limitations.  As such, you should not view this non-GAAP financial measure as a substitute for results determined in accordance with GAAP, and it is not necessarily comparable to non-GAAP financial measures that other companies use.  See below for a reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Consolidated Statements of Income (Loss) (unaudited) (dollars in thousands, except share data)

Second Quarter 2017 Earnings Release

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
Interest income:
Loans, including fees	$11,373	$9,605	$21,840	$18,873
Securities:
Taxable	983	911	1,987	1,810
Tax-exempt	317	268	642	549
Federal funds sold	16	4	18	9
Restricted equity securities	86	70	163	139
Interest-bearing deposits in financial institutions	115	56	219	133
Total interest income	12,890	10,914	24,869	21,513
Interest expense:
Interest-bearing deposits	586	390	1,204	692
Savings and money market accounts	773	719	1,587	1,451
Time deposits	574	506	1,046	1,020
Federal funds purchased	7	6	11	8
Securities sold under agreements to repurchase	—	—	—	1
Federal Home Loan Bank advances	379	92	519	183
Total interest expense	2,319	1,713	4,367	3,355
Net interest income	10,571	9,201	20,502	18,158
Provision for loan losses	9,690	183	13,094	1,120
Net interest income after provision for loan losses	881	9,018	7,408	17,038
Noninterest income:
Service charges on deposit accounts	342	303	670	529
Loan commitment fees	187	142	423	572
Net gain on sale of securities	40	86	34	125
Tri-Net fees	297	—	382	—
Mortgage banking income	1,370	1,655	2,587	3,002
Other noninterest income	430	382	703	711
Total noninterest income	2,666	2,568	4,799	4,939
Noninterest expense:
Salaries and employee benefits	4,784	4,938	9,870	10,156
Data processing and software	711	635	1,331	1,203
Professional fees	350	426	714	757
Occupancy	539	371	987	781
Equipment	544	436	1,040	843
Regulatory fees	301	265	608	492
Other operating	988	880	2,042	1,729
Total noninterest expense	8,217	7,951	16,592	15,961
Income (loss) before income taxes	(4,670)	3,635	(4,385)	6,016
Income tax (benefit) expense	(1,328)	1,159	(1,375)	1,956
Net income (loss)	$(3,342)	$2,476	$(3,010)	$4,060
Per share information:
Basic net income (loss) per share of common stock	$(0.30)	$0.29	$(0.27)	$0.47
Diluted net income (loss) per share of common stock	$(0.26)	$0.23	$(0.24)	$0.38
Weighted average shares outstanding:
Basic	11,226,216	8,682,438	11,218,624	8,655,561
Diluted	12,740,104	10,675,916	12,761,989	10,624,004

This information is preliminary and based on company data available at the time of the presentation.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Selected Quarterly Financial Data (unaudited) (dollars in thousands, except share data)

Second Quarter 2017 Earnings Release

	Five Quarter Comparison
	6/30/17	3/31/17	12/31/16	9/30/16	6/30/16
Income Statement Data:
Net interest income	$10,571	$9,932	$10,180	$10,126	$9,201
Provision for loan losses	9,690	3,405	70	1,639	183
Net interest income after provision for loan losses	881	6,527	10,110	8,487	9,018
Service charges on deposit accounts	342	329	303	277	303
Loan commitment fees	187	236	217	329	142
Net gain (loss) on sale of securities	40	(6)	—	(4)	86
Tri-Net fees	297	84	125	—	—
Mortgage banking income	1,370	1,216	2,033	2,339	1,655
Other noninterest income	430	274	276	251	382
Total noninterest income	2,666	2,133	2,954	3,192	2,568
Salaries and employee benefits	4,784	5,086	5,185	5,119	4,938
Data processing and software	711	621	542	627	635
Professional fees	350	365	406	391	426
Occupancy	539	449	366	352	371
Equipment	544	496	443	458	436
Regulatory fees	301	307	348	250	265
Other operating	988	1,052	1,352	1,329	880
Total noninterest expense	8,217	8,376	8,642	8,526	7,951
Net income (loss) before income tax expense	(4,670)	284	4,422	3,153	3,635
Income tax (benefit) expense	(1,328)	(47)	1,495	1,042	1,159
Net income (loss)	$(3,342)	$331	$2,927	$2,111	$2,476
Weighted average shares - basic	11,226,216	11,210,948	11,194,534	8,792,665	8,682,438
Weighted average shares - diluted	12,740,104	12,784,117	12,787,677	10,799,536	10,675,916
Net income (loss) per share, basic	$(0.30)	$0.03	$0.26	$0.24	$0.29
Net income (loss) per share, diluted	(0.26)	0.03	0.23	0.20	0.23
Balance Sheet Data (at period end):
Cash and cash equivalents	$48,093	$60,039	$80,111	$73,451	$97,546
Securities available-for-sale	155,663	188,516	182,355	167,213	171,337
Securities held-to-maturity	46,458	46,855	46,864	46,228	43,331
Loans held for sale	73,573	35,371	42,111	61,252	57,014
Total loans	996,617	1,003,434	935,251	924,031	887,437
Allowance for loan losses	(12,454)	(13,997)	(11,634)	(11,510)	(10,454)
Total assets	1,371,626	1,381,703	1,333,675	1,318,057	1,310,418
Non-interest-bearing deposits	231,169	223,450	197,788	191,469	193,542
Interest-bearing deposits	889,816	934,545	930,935	944,590	949,759
Federal Home Loan Bank advances	105,000	75,000	55,000	30,000	40,000
Total liabilities	1,233,596	1,241,491	1,194,468	1,179,631	1,196,100
Shareholders' equity	138,030	140,211	139,207	138,427	114,318
Total shares of common stock outstanding	11,235,255	11,218,328	11,204,515	11,191,021	8,683,902
Total shares of preferred stock outstanding	878,049	878,049	878,049	878,049	1,609,756
Book value per share of common stock	11.48	11.70	11.62	11.57	11.26
Market value per share of common stock (1)	17.74	19.07	21.96	16.92	-
Capital ratios:
Total risk based capital	11.51%	12.13%	12.60%	12.45%	10.67%
Tier 1 risk based capital	10.54%	11.01%	11.61%	11.46%	9.73%
Common equity tier 1 capital	9.86%	10.32%	10.90%	10.75%	8.34%
Leverage	9.77%	10.37%	10.46%	10.47%	8.90%

(1) CapStar Financial Holdings, Inc. completed its initial public offering during the third quarter of 2016.  As such, market values per share of common stock are not provided for previous periods.

This information is preliminary and based on company data available at the time of the presentation.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Selected Quarterly Financial Data (unaudited) (dollars in thousands, except share data)

Second Quarter 2017 Earnings Release

	Five Quarter Comparison
	6/30/17	3/31/17	12/31/16	9/30/16	6/30/16
Average Balance Sheet Data:
Average cash and cash equivalents	$62,002	$58,925	$66,758	$55,054	$56,459
Average investment securities	227,431	237,084	226,033	218,463	232,588
Average loans held for sale	34,690	28,359	52,483	63,640	43,055
Average loans	1,028,968	974,350	938,887	918,302	873,984
Average assets	1,393,331	1,340,237	1,324,620	1,296,871	1,247,077
Average interest bearing deposits	882,722	933,328	942,923	944,794	909,028
Average total deposits	1,111,833	1,143,636	1,138,779	1,132,038	1,093,452
Average Federal Home Loan Bank advances	128,901	43,837	33,478	29,565	27,418
Average liabilities	1,250,544	1,198,686	1,185,091	1,179,480	1,134,506
Average shareholders' equity	142,787	141,551	139,529	117,390	112,571
Performance Ratios:
Annualized return on average assets	-0.96%	0.10%	0.88%	0.65%	0.80%
Annualized return on average equity	-9.39%	0.95%	8.35%	7.15%	8.85%
Net interest margin	3.15%	3.12%	3.17%	3.23%	3.09%
Annualized Non-interest income to average assets	0.77%	0.65%	0.89%	0.98%	0.83%
Efficiency ratio	62.1%	69.4%	65.8%	64.0%	67.6%
Loans by Type:
Commercial and industrial	$406,636	$420,825	$379,620	$389,718	$389,088
Commercial real estate - owner occupied	97,635	92,213	106,735	108,921	104,345
Commercial real estate - non-owner occupied	288,123	268,742	195,587	163,626	171,426
Construction and development	62,152	74,007	94,491	91,366	63,744
Consumer real estate	99,751	99,952	97,015	96,919	91,091
Consumer	4,096	4,495	5,974	7,046	7,486
Other	38,783	43,983	56,796	67,806	61,670
Asset Quality Data:
Allowance for loan losses to total loans	1.25%	1.39%	1.24%	1.25%	1.18%
Allowance for loan losses to non-performing loans	386%	103%	321%	279%	179%
Nonaccrual loans	$3,229	$13,624	$3,619	$4,123	$5,829
Troubled debt restructurings	1,239	1,256	1,272	1,288	-
Loans - 90 days past due and accruing	15	-	-	-	-
Total non-performing loans	3,229	13,624	3,619	4,123	5,829
OREO and repossessed assets	-	-	-	-	-
Total non-performing assets	3,229	13,624	3,619	4,123	5,829
Non-performing loans to total loans	0.32%	1.36%	0.39%	0.45%	0.66%
Non-performing assets to total assets	0.24%	0.99%	0.27%	0.31%	0.44%
Non-performing assets to total loans and OREO	0.32%	1.36%	0.39%	0.45%	0.66%
Annualized net charge-offs to average loans	4.38%	0.43%	-0.02%	0.25%	0.01%
Net charge-offs (recoveries)	$11,233	$1,041	$(53)	$582	$28
Interest Rates and Yields:
Loans	4.29%	4.24%	4.32%	4.36%	4.24%
Securities	2.44%	2.37%	2.19%	2.10%	2.15%
Total interest-earning assets	3.85%	3.77%	3.74%	3.79%	3.66%
Deposits	0.70%	0.67%	0.57%	0.58%	0.59%
Borrowings and repurchase agreements	1.18%	1.30%	2.32%	1.25%	1.31%
Total interest-bearing liabilities	0.92%	0.85%	0.74%	0.71%	0.73%
Other Information:
Full-time equivalent employees	169	168	170	168	166

This information is preliminary and based on company data available at the time of the presentation.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Analysis of Interest Income and Expense, Rates and Yields (unaudited) (dollars in thousands)

Second Quarter 2017 Earnings Release

	For the Three Months Ended June 30,
	2017			2016
	Average Outstanding Balance	Interest Income/ Expense	Average Yield/ Rate	Average Outstanding Balance	Interest Income/ Expense	Average Yield/ Rate
Interest-Earning Assets
Loans (1)	$1,028,968	$11,011	4.29%	$873,984	$9,204	4.24%
Loans held for sale	34,690	362	4.18%	43,055	401	3.74%
Securities:
Taxable investment securities (2)	174,075	1,069	2.46%	187,309	981	2.09%
Investment securities exempt from federal income tax (3)	53,356	317	2.38%	45,279	268	2.37%
Total securities	227,431	1,386	2.44%	232,588	1,249	2.15%
Cash balances in other banks	49,735	115	0.93%	46,787	56	0.49%
Funds sold	3,637	16	1.78%	1,952	4	0.90%
Total interest-earning assets	1,344,461	12,890	3.85%	1,198,366	10,914	3.66%
Noninterest-earning assets	48,869			48,712
Total assets	$1,393,330			$1,247,078
Interest-Bearing Liabilities
Interest-bearing deposits:
Interest-bearing transaction accounts	$302,532	586	0.78%	$282,299	390	0.56%
Savings and money market deposits	379,800	773	0.82%	444,558	719	0.65%
Time deposits	200,389	574	1.15%	182,171	506	1.12%
Total interest-bearing deposits	882,721	1,933	0.88%	909,028	1,615	0.71%
Borrowings and repurchase agreements	130,824	386	1.18%	30,000	98	1.31%
Total interest-bearing liabilities	1,013,545	2,319	0.92%	939,028	1,713	0.73%
Noninterest-bearing deposits	229,111			184,425
Total funding sources	1,242,656			1,123,453
Noninterest-bearing liabilities	7,887			11,054
Shareholders’ equity	142,787			112,571
Total liabilities and shareholders’ equity	$1,393,330			$1,247,078
Net interest spread (4)			2.93%			2.93%
Net interest income/margin (5)		$10,571	3.15%		$9,201	3.09%

(1)	Average loan balances include nonaccrual loans. Interest income on loans includes amortization of deferred loan fees, net of deferred loan costs.
(2)	Taxable investment securities include restricted equity securities.
(3)	Balances for investment securities exempt from federal income tax are not calculated on a tax equivalent basis.
(4)	Net interest spread is the average yield on total average interest-earning assets minus the average rate on total average interest-bearing liabilities.
(5)	Net interest margin is net interest income divided by total average interest-earning assets and is presented in the table above on an annualized basis.

This information is preliminary and based on company data available at the time of the presentation.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Analysis of Interest Income and Expense, Rates and Yields (unaudited) (dollars in thousands)

Second Quarter 2017 Earnings Release

	For the Six Months Ended June 30,
	2017			2016
	Average Outstanding Balance	Interest Income/ Expense	Average Yield/ Rate	Average Outstanding Balance	Interest Income/ Expense	Average Yield/ Rate
Interest-Earning Assets
Loans (1)	$1,001,810	$21,205	4.27%	$848,048	$18,180	4.31%
Loans held for sale	31,542	635	4.06%	36,427	693	3.83%
Securities:
Taxable investment securities (2)	177,840	2,150	2.42%	182,436	1,949	2.14%
Investment securities exempt from federal income tax (3)	54,391	642	2.36%	43,999	549	2.50%
Total securities	232,231	2,792	2.40%	226,435	2,498	2.21%
Cash balances in other banks	48,893	219	0.91%	51,607	133	0.52%
Funds sold	2,689	18	1.39%	2,328	9	0.74%
Total interest-earning assets	1,317,165	24,869	3.81%	1,164,845	21,513	3.71%
Noninterest-earning assets	49,766			49,407
Total assets	$1,366,931			$1,214,252
Interest-Bearing Liabilities
Interest-bearing deposits:
Interest-bearing transaction accounts	$316,502	1,204	0.77%	$242,791	692	0.57%
Savings and money market deposits	406,937	1,587	0.79%	445,224	1,451	0.66%
Time deposits	184,446	1,046	1.14%	185,475	1,020	1.11%
Total interest-bearing deposits	907,885	3,837	0.85%	873,490	3,163	0.73%
Borrowings and repurchase agreements	88,206	530	1.21%	30,399	192	1.27%
Total interest-bearing liabilities	996,091	4,367	0.88%	903,889	3,355	0.75%
Noninterest-bearing deposits	219,762			186,965
Total funding sources	1,215,853			1,090,854
Noninterest-bearing liabilities	8,905			11,703
Shareholders’ equity	142,173			111,695
Total liabilities and shareholders’ equity	$1,366,931			$1,214,252
Net interest spread (4)			2.92%			2.97%
Net interest income/margin (5)		$20,502	3.14%		$18,158	3.13%

(1)	Average loan balances include nonaccrual loans. Interest income on loans includes amortization of deferred loan fees, net of deferred loan costs.
(2)	Taxable investment securities include restricted equity securities.
(3)	Balances for investment securities exempt from federal income tax are not calculated on a tax equivalent basis.
(4)	Net interest spread is the average yield on total average interest-earning assets minus the average rate on total average interest-bearing liabilities.
(5)	Net interest margin is net interest income divided by total average interest-earning assets and is presented in the table above on an annualized basis.

This information is preliminary and based on company data available at the time of the presentation.

CAPSTAR FINANCIAL HOLDINGS, INC. AND SUBSIDIARY

Non-GAAP Financial Measures (unaudited) (dollars in thousands)

Second Quarter 2017 Earnings Release

	Three Months Ended
	June 30,
	2017	2016
Pre-Tax Pre-Provision Income:
Income (loss) before income taxes	$(4,670)	$3,635
Add: provision for loan losses	9,690	183
Pre-tax pre-provision income	$5,020	$3,818